UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 2, 2016 (April 29, 2016)

QUORUM HEALTH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37550	47-4725208
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1573 Mallory Lane, Suite 100

Brentwood, Tennessee 37027

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 221-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 29, 2016, Community Health Systems, Inc. (“CHS”) completed the spin-off of Quorum Health Corporation (the “Company”) through the distribution of 100% of the outstanding common stock, par value $.0001 per share, of the Company, to CHS stockholders (the “Spin-off”). To complete the Spin-off, the Board of Directors of CHS declared a pro rata dividend of the Company’s common stock to CHS stockholders of record as of the close of business on April 22, 2016 (the “Record Date”). As a result of the Spin-off, the Company is now an independent public company trading on the New York Stock Exchange (the “NYSE”) under the symbol “QHC.”

Agreements with CHS Related to the Spin-Off

In connection with the Spin-off, on April 29, 2016, the Company entered into certain agreements with CHS that allocate between the Company and CHS the various assets, employees, liabilities and obligations (including investments, property and employee benefits and tax-related assets and liabilities) that comprise the separate companies and govern certain relationships between, and activities of, the Company and CHS for a period of time after the Spin-off, including the following:

•	A Separation and Distribution Agreement (the “Separation and Distribution Agreement”) with CHS that sets forth, among other things, agreements with CHS regarding the principal actions needed to be taken in connection with the Spin-off. It also sets forth other agreements that govern certain aspects of our relationship with CHS following the Spin-off;

•	A Tax Matters Agreement (the “Tax Matters Agreement”) with CHS that governs the respective rights, responsibilities and obligations of CHS and the Company after the Spin-off with respect to tax liabilities and benefits, tax attributes, tax contests and other tax sharing regarding U.S. federal, state, local and foreign income taxes, other tax matters and related tax returns;

•	An Employee Matters Agreement (the “Employee Matters Agreement”) with CHS that governs certain compensation and employee benefit obligations with respect to the current and former employees and non-employee directors of each company. It also allocates liabilities and responsibilities relating to employment matters, employee compensation and benefit plans and programs; and

•	Certain transition services agreements with CHS, under which CHS or its affiliates will provide us with certain services, and we or certain of our affiliates will provide CHS certain services, for a limited time to help ensure an orderly transition for each of the Company and CHS following the Spin-off. These transition services will include, among other services, information technology services and support, payroll processing and other human resources related services and support, patient eligibility screening services, as well as receivables, billing and collection and other revenue cycle management services and support. These agreements included a Computer and Data Processing Transition Services Agreement, a Receivables Collection Agreement (PASI), a Billing and Collection Agreement (PPSI), an Eligibility Screening Services Agreement, an Employee Service Center/HRIS Transition Services Agreement, a Shared Services Center Transition Services Agreement, a Supplemental Medicaid Program Services Agreement and a Short-Term Transition Services Agreement.

The foregoing summaries of the Separation and Distribution Agreement, Tax Matters Agreement, Employee Matters Agreement, Computer and Data Processing Transition Services Agreement, Receivables Collection Agreement (PASI), Billing and Collection Agreement (PPSI), Eligibility Screening Services Agreement, Employee Service Center/HRIS Transition Services Agreement, Shared Services Center Transition Services Agreement, Supplemental Medicaid Program Services Agreement, and Short-Term Transition Services Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of these agreements which are attached hereto as Exhibits 2.1 through 2.11, respectively, and incorporated herein by reference. In addition, descriptions of the material terms of the Separation and Distribution Agreement, Tax Matters Agreement and Employee Matters Agreement are set forth in the section entitled “Certain Relationships and Related Party Transactions – Agreements with CHS Related to the Spin-Off” in the Company’s Information Statement included in the Company’s Registration Statement on Form 10, as amended, which was filed on April 1, 2016 (the “Information Statement”) and are incorporated herein by reference.

Credit Facilities

On April 29, 2016, the Company entered into a Credit Agreement (the “CS Agreement”), among the Company, the lenders party thereto and Credit Suisse AG, Cayman Islands Branch (“Credit Suisse”), as administrative agent and collateral agent. The CS Agreement provides for a $880,000,000 senior secured term loan facility (the “Term Facility”) and a $100,000,000 senior secured revolving credit facility (the “Revolving Facility” and, together with the Term Facility, the “Senior Facilities”). In connection with the completion of the Spin-off, the Company used the proceeds from the Term Facility to pay a dividend to CHS (the “CHS Dividend”) and the fees and expenses incurred in connection therewith. The proceeds from the Revolving Facility will be used by the Company for working capital and general corporate purposes.

The Term Facility has a maturity date of April 29, 2022 subject to customary acceleration events and repayment, extension or refinancing. Interest under the Term Facility accrues, at the option of the Company, at adjusted LIBOR plus 5.75% or the alternate base rate plus 4.75%. Interest under the Revolving Facility accrues, at the option of the Company, at adjusted LIBOR plus 2.75% or alternate base rate plus 1.75%. The Revolving Facility has a maturity date of April 29, 2021, subject to customary acceleration events and repayment, extension or refinancing.

On April 29, 2016, the Company also entered into an ABL Credit Agreement (the “UBS Credit Agreement”, and together with the CS Agreement, collectively, the “Credit Agreements”), among the Company, the lenders party thereto and UBS AG, Stamford Branch (“UBS”), as administrative agent and collateral agent. The UBS Credit Agreement provides for a $125,000,000 senior secured asset-based revolving credit facility (the “ABL Facility”). The proceeds from the ABL Facility will be used for working capital and general corporate purposes.

The ABL Facility has a maturity date of April 29, 2021, subject to customary acceleration events and to repayment, extension or refinancing. Interest under the ABL Facility accrues, at the option of the Company, at a base rate or LIBOR (except that all swingline borrowings will accrue interest based on the base rate), plus, an applicable margin determined by the average excess availability under the ABL Facility for the fiscal quarter immediately preceding the date of determination. The applicable margin ranges from 1.75% to 2.25% for LIBOR advances and from 0.75% to 1.25% for base rate advances.

The Credit Agreements contain customary negative covenants, which limit the Company’s ability to incur additional indebtedness, create liens, make investments, make restricted payments or specified payments and merge or acquire assets, among other things. In addition, if excess availability under the ABL Facility were to fall below certain specified levels, certain additional covenants (including fixed charge coverage ratio requirements) would be triggered, and the lenders will assume dominion and control over the Company’s cash.

The Credit Agreements contain customary events of default, including payment defaults, material breaches of representations and warranties, covenant defaults, default on other material indebtedness, customary ERISA events of default, bankruptcy and insolvency, material judgments, invalidity of liens on collateral, change of control or cessation of business. The Credit Agreements also contains customary affirmative covenants and representations and warranties.

The foregoing summaries of the Credit Agreements and transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the CS Agreement and UBS Credit Agreement, respectively, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Senior Notes Due 2023

As previously disclosed, on April 22, 2016, the Company issued $400,000,000 aggregate principal amount of its 11.625% Senior Notes due 2023 (the “Notes”) pursuant to an indenture, dated as of April 22, 2016 (the “Indenture”), by and between the Company and Regions Bank, as trustee (the “Trustee”). The gross offering proceeds were deposited into a segregated escrow account at the closing of the offering on April 22, 2016. On April 29, 2016, the gross offering proceeds, less the initial purchasers’ discount, were released from the escrow account to the Company. The net offering proceeds were used by the Company, together with borrowings under the Senior Facilities, to pay a $1.2 billion special dividend to CHS on April 29, 2016, and will be used, together with borrowings under the Senior Facilities, to pay the fees and expenses related to the Spin-off and for cash on hand to remain with the Company for initial working capital purposes.

On April 29, 2016, the Company, certain of the Company’s subsidiaries (the “Guarantors”) and the Trustee entered into a supplemental indenture to the Indenture (the “Supplemental Indenture”) pursuant to which the Guarantors agreed to guarantee the Notes on a senior unsecured basis. The foregoing description of the Supplemental Indenture is not complete and is qualified in its entirety by such document. A copy of the Supplemental Indenture is attached hereto as Exhibit 4.1 and incorporated herein by reference.

As previously disclosed, on April 22, 2016, in connection with the issuance of the Notes, the Company and Credit Suisse Securities (USA) LLC, as representative of the initial purchasers of the Notes, entered into a Registration Rights Agreement (the “Registration Rights Agreement”). On April 29, 2016, in connection with the execution of the Supplemental Indenture, the Guarantors also entered into a joinder to the Registration Rights Agreement (the “Registration Rights Agreement Joinder”), whereby the Guarantors agreed to become bound by the terms, conditions, covenants, agreements, indemnities and other provisions of, the Registration Rights Agreement. The foregoing summary of the Registration Rights Agreement Joinder is not complete and is qualified in its entirety by reference to such agreement. The Registration Rights Agreement Joinder is attached hereto as Exhibit 4.2 and incorporated herein by reference.

The information set forth under Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information set forth under the “Credit Facilities” and “Senior Notes Due 2023” headings under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Change in Control of Registrant.

The Company was a 100% owned subsidiary of CHS immediately prior to the completion of the Spin-off. CHS completed the Spin-off by distributing ratably to its stockholders one share of the Company’s common stock for every four shares of CHS common stock held by such stockholders on the Record Date. Following completion of the Spin-off, the Company is an independent, publicly traded company, and CHS retains no ownership interest in the Company. The description of the Spin-off included under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation and Appointment of Directors

The Board of Directors of the Company (the “Board”) expanded its size to eight directors, effectively as of 4:15 p.m., eastern time (the “Effective Time”) on April 29, 2016. As of the Effective Time, each of William M. Gracey, James T. Breedlove, Joseph A. Hastings, D.M.D., William S. Hussey, Thomas D. Miller, Barbara R. Paul, M.D., and R. Lawrence Van Horn, Ph.D. were elected as directors of the Company, and W. Larry Cash and Rachel A. Seifert, who had been serving as members of the Board, ceased to be directors of the Company. Adam Feinstein was previously elected to serve as a director of the Company and as sole member of the Audit and Compliance Committee, effective on the date immediately prior to the date on which when-issued trading of shares of the Company’s common stock commenced on the NYSE, and will continue to serve as a director of the Company following the Spin-off.

As of the Effective Time:

•	Mr. Gracey was appointed to serve as Non-Executive Chairman of the Board;

•	Mr. Breedlove and Dr. Van Horn were appointed to serve as members of the Audit and Compliance Committee. As noted above, Mr. Feinstein had already been appointed to serve as a member and chair of the Audit and Compliance Committee and will continue to serve in that capacity;

•	Mr. Gracey, Mr. Breedlove, Dr. Hastings and Dr. Van Horn were appointed to serve as members of the Compensation Committee, and Dr. Van Horn was appointed chair of the Compensation Committee; and

•	Mr. Gracey, Mr. Breedlove, Mr. Feinstein and Dr. Hastings were appointed to serve as members of the Governance and Nominating Committee, and Mr. Breedlove was appointed chair of the Governance and Nominating Committee.

Adoption of Plans

Prior to the Spin-off, on April 1, 2016, the Board adopted (and as applicable, shareholder approval was obtained for) the following compensation plans:

•	Quorum Health Corporation 2016 Stock Award Plan (the “2016 Stock Award Plan”). The 2016 Stock Award Plan provides a variety of stock-based compensation awards, including incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, performance awards and other share-based awards. Each type of award granted under the plan is in respect of common shares of the Company, and the maximum number of our common shares that may be issued under the plan is 4,700,000. The plan is administered by the Compensation Committee;

•	Quorum Health Corporation 2016 Employee Performance Incentive Plan (the “2016 Employee Performance Incentive Plan”). The 2016 Employee Performance Incentive Plan provides additional compensation as incentive to certain employees of the Company or its subsidiaries and affiliates who contribute materially to the success of the Company. The Company intends that, in part, certain awards issued under the Plan satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder; and

•	Quorum Health Corporation Supplemental Executive Retirement Plan (“SERP”). The SERP is a non-contributory non-qualified defined benefit plan that provides for the payment of benefits from the general funds of QHC. The SERP is administrated by the Compensation Committee.

The foregoing summaries of the 2016 Stock Award Plan, 2016 Employee Performance Incentive Plan and SERP do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the plans, which are attached hereto as Exhibits 10.3, 10.5 and 10.6, respectively, and incorporated herein by reference. In addition, a Form of Restricted Stock Award Agreement is attached hereto as Exhibit 10.4.

Change in Control Agreements

In connection with the Spin-off, the Company assumed the existing CHS change in control severance agreements (the “CIC Agreements”) with Thomas D. Miller and Martin D. Smith, respectively. The CIC Agreements are considered “double trigger” agreements and require both the occurrence of a change in control and a termination of employment for any benefits to become payable. The foregoing summaries of the change in control severance agreements do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the agreements, which are attached hereto as Exhibits 10.7 and 10.8, respectively, and incorporated herein by reference.

Indemnification Agreements

In connection with the Spin-off, on April 29, 2016, the Company entered into indemnification agreements with each of its directors and executive officers. The indemnification agreements supplement the applicable indemnification provisions under the Company’s amended and restated certificate of incorporation, the Company’s amended and restated by-laws and the General Corporation Law of the State of Delaware.

The foregoing summary of the indemnification agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of indemnification agreement for directors and executive officers, which is attached hereto as Exhibit 10.9 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of April 29, 2016, the Board amended and restated the Company’s certificate of incorporation (the “Amended and Restated Certificate of Incorporation”) to reclassify and convert the Company’s common stock into the number of shares necessary to effect the Spin-off and increase the number of authorized shares of the Company from 1,000 to 400,000,000 shares, in order to effect a forward stock split to enable CHS to complete the Spin-off. The Board also amended and restated the Company’s by-laws (the “Amended and Restated By-laws”). The Amended and Restated Certificate of Incorporation and the Amended and Restated By-laws were each approved by the Company’s stockholders on April 1, 2016.

The foregoing summary of the Amended and Restated Certificate Incorporation and Amended and Restated By-laws do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Amended and Restated Certificate of Incorporation and the Amended and Restated By-laws which are attached as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference. Additional descriptions of the Amended and Restated Certificate Incorporation and Amended and Restated By-laws are set forth in the section entitled “Description of Capital Stock” in the Company’s Information Statement, and are incorporated herein by reference.

Item 5.05	Amendments to the Registrants Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the completion of the Spin-off, the Company adopted a Code of Conduct effective as of the Effective Time, a copy of which is available under the Investor Relations section of the Company’s website at www.quorumhealth.com.

Item 8.01	Other Events.

A copy of the press release announcing the completion of the Spin-off is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following items are included as Exhibits to this Form 8-K and incorporated herein by reference:

Exhibit No.	Description

2.1	Separation and Distribution Agreement, by and between Community Health Systems, Inc. and Quorum Health Corporation, dated April 29, 2016.*

2.2	Tax Matters Agreement, by and between Community Health Systems, Inc. and Quorum Health Corporation, dated April 29, 2016.*

2.3	Employee Matters Agreement, by and between Community Health Systems, Inc. and Quorum Health Corporation, dated April 29, 2016.*

2.4	Computer and Data Processing Transition Services Agreement, by and between CHSPSC, LLC and QHCCS, LLC, dated April 29, 2016. *

2.5	Receivables Collection Agreement (PASI), by and between Professional Account Services, Inc. and QHCCS, LLC, dated April 29, 2016.*

2.6	Billing and Collection Agreement (PPSI), by and between Physician Practice Support, LLC and QHCCS, LLC, dated April 29, 2016.*

2.7	Eligibility Screening Services Agreement, by and between Eligibility Screening Services, LLC and QHCCS, LLC, dated April 29, 2016.*

2.8	Employee Service Center/HRIS Transition Services Agreement, by and between CHSPSC, LLC and QHCCS, LLC, dated April 29, 2016.*

2.9	Shared Services Center Transition Services Agreement, by and between Revenue Cycle Service Center, LLC and QHCCS, LLC, dated April 29, 2016.*

2.10	Supplemental Medicaid Program Services Agreement, by and between CHSPSC, LLC and QHCCS, LLC, dated April 29, 2016.*

2.11	Short-Term Transition Services Agreement, by and between CHSPSC, LLC and QHCCS, LLC, dated April 29, 2016.*

3.1	Amended and Restated Certificate of Incorporation of Quorum Health Corporation.

3.2	Amended and Restated By-Laws of Quorum Health Corporation.

4.1	Supplemental Indenture, dated as of April 29, 2016, by and among Quorum Health Corporation, the guarantors party thereto and Regions Bank, as trustee.

4.2	Registration Rights Agreement Joinder, dated as of April 29, 2016, by and among the guarantors party thereto and Credit Suisse Securities (USA) LLC, as representative of the initial purchasers.

10.1	Credit Agreement, by and among Quorum Health Corporation, the lenders party thereto and Credit Suisse AG, as Administrative Agent and Collateral Agent, dated April 29, 2016.

10.2	ABL Credit Agreement, by and among Quorum Health Corporation, the lenders party thereto and UBS AG, Stamford Branch, as Administrative Agent, Collateral Agent and Swingline Lender, dated April 29, 2016.

10.3	Quorum Health Corporation 2016 Stock Award Plan.†

10.4	Form of Restricted Stock Award Agreement.†

10.5	Quorum Health Corporation 2016 Employee Performance Incentive Plan.†

10.6	Quorum Health Corporation Supplemental Executive Retirement Plan.†

10.7	Change in Control Severance Agreement, dated December 31, 2008, by and among Community Health Systems, Inc., CHSPSC, LLC (formerly Community Health Systems Professional Services Corporation) and Thomas D. Miller (incorporated herein by reference to Exhibit 10.4 of the Company’s Registration Statement on Form 10, as filed with the Commission on November 20, 2015 (File No. 001-37550).†

10.8	Change in Control Severance Agreement, dated December 31, 2008, by and among Community Health Systems, Inc., CHSPSC, LLC (formerly Community Health Systems Professional Services Corporation) and Martin D. Smith Miller (incorporated herein by reference to Exhibit 10.5 of the Company’s Registration Statement on Form 10, as filed with the Commission on November 20, 2015 (File No. 001-37550).†

10.9	Form of Indemnification Agreement for Directors and Executive Officers.†

99.1	Press Release, dated April 29, 2016.

*	Quorum Health Corporation hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to such agreement to the U.S. Securities and Exchange Commission upon request.
†	Indicates a management contract or compensation plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2016	QUORUM HEALTH CORPORATION
(Registrant)

	By:	/s/ Michael J. Culotta
Michael J. Culotta
Executive Vice President and Chief Financial Officer
(principal financial officer and
principal accounting officer)

Exhibit No.	Description

2.1	Separation and Distribution Agreement, by and between Community Health Systems, Inc. and Quorum Health Corporation, dated April 29, 2016.*

2.2	Tax Matters Agreement, by and between Community Health Systems, Inc. and Quorum Health Corporation, dated April 29, 2016.*

2.3	Employee Matters Agreement, by and between Community Health Systems, Inc. and Quorum Health Corporation, dated April 29, 2016.*

2.4	Computer and Data Processing Transition Services Agreement, by and between CHSPSC, LLC and QHCCS, LLC, dated April 29, 2016. *

2.5	Receivables Collection Agreement (PASI), by and between Professional Account Services, Inc. and QHCCS, LLC, dated April 29, 2016.*

2.6	Billing and Collection Agreement (PPSI), by and between Physician Practice Support, LLC and QHCCS, LLC, dated April 29, 2016.*

2.7	Eligibility Screening Services Agreement, by and between Eligibility Screening Services, LLC and QHCCS, LLC, dated April 29, 2016.*

2.8	Employee Service Center/HRIS Transition Services Agreement, by and between CHSPSC, LLC and QHCCS, LLC, dated April 29, 2016.*

2.9	Shared Services Center Transition Services Agreement, by and between Revenue Cycle Service Center, LLC and QHCCS, LLC, dated April 29, 2016.*

2.10	Supplemental Medicaid Program Services Agreement, by and between CHSPSC, LLC and QHCCS, LLC, dated April 29, 2016.*

2.11	Short-Term Transition Services Agreement, by and between CHSPSC, LLC and QHCCS, LLC, dated April 29, 2016.*

3.1	Amended and Restated Certificate of Incorporation of Quorum Health Corporation.

3.2	Amended and Restated By-Laws of Quorum Health Corporation.

4.1	Supplemental Indenture, dated as of April 29, 2016, by and among Quorum Health Corporation, the guarantors party thereto and Regions Bank, as trustee.

4.2	Registration Rights Agreement Joinder, dated as of April 29, 2016, by and among the guarantors party thereto and Credit Suisse Securities (USA) LLC, as representative of the initial purchasers.

10.1	Credit Agreement, by and among Quorum Health Corporation, the lenders party thereto and Credit Suisse AG, as Administrative Agent and Collateral Agent, dated April 29, 2016.

10.2	ABL Credit Agreement, by and among Quorum Health Corporation, the lenders party thereto and UBS AG, Stamford Branch, as Administrative Agent, Collateral Agent and Swingline Lender, dated April 29, 2016.

10.3	Quorum Health Corporation 2016 Stock Award Plan.†

10.4	Form of Restricted Stock Award Agreement.†

10.5	Quorum Health Corporation 2016 Employee Performance Incentive Plan.†

10.6	Quorum Health Corporation Supplemental Executive Retirement Plan.†

10.7	Change in Control Severance Agreement, dated December 31, 2008, by and among Community Health Systems, Inc., CHSPSC, LLC (formerly Community Health Systems Professional Services Corporation) and Thomas D. Miller (incorporated herein by reference to Exhibit 10.4 of the Company’s Registration Statement on Form 10, as filed with the Commission on November 20, 2015 (File No. 001-37550).†

10.8	Change in Control Severance Agreement, dated December 31, 2008, by and among Community Health Systems, Inc., CHSPSC, LLC (formerly Community Health Systems Professional Services Corporation) and Martin D. Smith Miller (incorporated herein by reference to Exhibit 10.5 of the Company’s Registration Statement on Form 10, as filed with the Commission on November 20, 2015 (File No. 001-37550).†

10.9	Form of Indemnification Agreement for Directors and Executive Officers.†

99.1	Press Release, dated April 29, 2016.

*	Quorum Health Corporation hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to such agreement to the U.S. Securities and Exchange Commission upon request.
†	Indicates a management contract or compensation plan or arrangement